                                                                   EXHIBIT 10.28

                      SECOND AMENDMENT TO LOAN AGREEMENT,
               CONSENT TO MERGER AND CONFIRMATION OF GUARANTIES
               -------------------------------------------------


     THIS AGREEMENT is made as of the 31st day of July, 1998, by and among BAY TREE NURSING CENTER CORP., a Massachusetts corporation, COUNTRYSIDE CARE CENTER CORP., a Massachusetts corporation, SUNSET POINT NURSING CENTER CORP., a Massachusetts corporation and WEST BAY NURSING CENTER CORP., a Massachusetts corporation, each having its principal place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 (hereinafter collectively referred to as the "Borrowers"); HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 (the "Guarantor"); HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation having its principal place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 ("Harborside") and MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation, having its principal place of business at 197 First Avenue, Needham Heights, Massachusetts 02494 (hereinafter referred to as the "Lender").


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, on October 13, 1994, the Lender made a loan to (I) the Borrowers and (ii) BELMONT NURSING CENTER CORP., a Massachusetts corporation, OAKHURST MANOR NURSING CENTER CORP., a Massachusetts corporation and ORCHARD RIDGE NURSING CENTER CORP., a Massachusetts corporation (collectively, the "Released Borrowers") in the original principal amount of FORTY-TWO MILLION THREE HUNDRED THOUSAND DOLLARS ($42,300,000) (hereinafter referred to as the "Loan"), evidenced by a Consolidated and Renewal Promissory Note, dated as of October 13, 1994, made by the Borrowers and the Released Borrowers to the order of the Lender (hereinafter referred to as the "Note");

     WHEREAS, the Note is referred to in that certain Loan Agreement, dated as of October 13, 1994, by and between the Borrowers, the Released Borrowers, the Guarantor and the Lender (the "Original Loan Agreement"), as amended by that certain First Amendment to Loan Agreement, dated as of May 17, 1996 (the "First Amendment" and the Original Loan Agreement as amended by the First Amendment is hereinafter referred to as the "Loan Agreement") and is in all respect subject to the provisions of the Loan Agreement;

     WHEREAS, all capitalized terms used herein and not specifically defined shall have the meaning ascribed to them in the Loan Agreement;

     WHEREAS, payment of the indebtedness evidenced by the Note is secured, in part, by four (4) separate Renewal, Consolidation, Mortgage, Spreader, Assignment and Security Agreements, each dated as of October 13, 1994, executed by the Borrowers in favor of the

Lender (collectively, the "Mortgages") encumbering certain real property more particularly described in the Mortgages and all of the improvements now or hereafter located thereon;

     WHEREAS, the payment of the indebtedness evidenced by the Note and the performance of all other obligations set forth under the Loan Documents (other than the Lender's obligations) are unconditionally guaranteed by (I) the Guarantor pursuant to that certain Guaranty, dated as of October 13, 1994, from the Guarantor to the Lender (hereinafter referred to as the "Guaranty") and (II) Harborside pursuant to that certain Guaranty, dated as of May 17, 1996 from Harborside to the Lender (the "Harborside Guaranty");

     WHEREAS, the Borrowers have requested that the Lender consent to the proposed merger of HH Acquisition Corp. a Delaware corporation with and into Harborside pursuant to and in accordance with the Agreement and Plan of Merger, dated as of April 15, 1998, by and between HH Acquisition Corp. and Harborside (the "Merger"); and

     WHEREAS, notwithstanding anything to the contrary set forth in the Loan Agreement or any of the other Loan Documents, the Lender is willing to consent to the Merger, but as a condition of such consent, the Lender has requested that the parties hereto execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Notwithstanding anything to the contrary set forth in any of the Loan Documents, the Lender hereby consents to the Merger and to the change in the control of Harborside, the Borrowers, the Guarantor and the General Partner resulting from the Merger and agrees that the same shall not constitute an Event of Default under any of the Loan Documents.

     2. Effective as of the consummation of the Merger, Section 3.6 of the Loan Agreement is deleted in its entirety and is restated to thereafter read as follows:

     3.6. PREPAYMENT.

     Except as otherwise expressly provided herein, a prepayment fee (referred to herein as the "Prepayment Fee") shall be paid to the Lender in the event that the Loan is prepaid (or shall become due and payable) prior to the Maturity Date, whether such prepayment is voluntary or involuntary, including, without limitation, any prepayment which results from any default under any of the Loan Documents and an acceleration of the indebtedness due thereunder. The Borrowers shall have the right, at any time during the Term, to prepay the entire outstanding principal balance of the Loan, provided, that, the Borrowers furnish
                                           --------  ----
the Lender with at least ninety (90) days' prior written notice of its intent to prepay (the "Prepayment Notice"), and provided, further, that the Borrowers pay
                                      --------  -------
to the Lender, upon the specific date for prepayment which shall be identified in the Prepayment Notice (the "Prepayment Date"), together with the entire outstanding principal balance of the Loan, all accrued and unpaid interest (including, without limitation, Additional Interest) and any other costs, charges and sums due under this Agreement and all of the other Loan Documents, a "Prepayment Fee" equal to (and defined herein as) the greater of: (A) the then present value discounted at the Current Rate of the difference between (I) the product of the Interest Rate then in effect, multiplied by the then outstanding principal balance of the Loan, multiplied by the remaining number of years (or fraction thereof) of the Term and (II) the product of the annual rate of interest (as of the date of prepayment) of actively traded marketable United States treasury securities bearing a fixed rate of interest adjusted for a constant maturity equal to the remaining number of years (rounded to the nearest whole year) of the Term (the "Current Rate"), multiplied by the then-outstanding principal balance of the Loan, multiplied by the remaining number of years (or fraction thereof) of the Term; or (B) one percent (1%) of the then outstanding principal balance of the Loan multiplied by the remaining number of years (or fraction thereof) of the Term. The Prepayment Fee shall be paid without prejudice to the rights of the Lender to collect any amounts due to the Lender. The Borrowers shall not be entitled to make any partial prepayments of principal at any time during the Term without the prior written consent of the Lender, which consent may be withheld in the Lender's sole and absolute discretion. Once given, the Prepayment Notice may only be revoked upon the payment of a fee (the "Prepayment Revocation Fee") equal to one-half of one percent (.5%) of the then outstanding principal balance of the Loan. The failure to make prepayment of the Loan in accordance with the Prepayment Notice (unless such Prepayment Notice is revoked in accordance with the immediately preceding sentence) shall be an Event of Default hereunder.

     Notwithstanding anything to the contrary set forth herein, the Borrower may extend the Prepayment Date (on one or more occasions) for up to ten (10) Business Days upon prior written notice to the Lender, which written notice must be received by the Lender prior to the Prepayment Date (as the same may be exended) and must specify the date to which the Prepayment Date is to be extended; provided, however, that in no event shall the Borrower have the right
          --------  -------
to extend the Prepayment Date to a date more than ten (10) Business Days after the original Prepayment Date.

     3. Effective as of the consummation of the Merger, Section 6 of the First Amendment is deleted in its entirety.

     4. Effective as of the consummation of the Merger, the Loan Agreement is amended by adding the following Sections 6.1.05:

          6.1.05.  CURRENT RATIO-HARBORSIDE

          Harborside shall maintain, at all times, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 1.0 to 1, which shall be calculated on a monthly basis.

     5.   Effective as of the consummation of the Merger, clause (i) of Section
6.14 of the Loan Agreement is deleted in its entirety and is restated to thereafter read as follows:

     (i) change their respective fiscal years or capital structures

     6. Effective as of the consummation of the Merger, Section 6.18 of the Loan Agreement is deleted in its entirety and is restated to thereafter read as follows:

     6.18 PERMITTED TRANSFERS.

     Notwithstanding anything to the contrary set forth herein or in any of the other Loan Documents, issuances and transfers of the capital stock of Harborside shall be expressly permitted; provided, that, such issuances and/or transfers,
                              --------  ----
whether individually or in the aggregate, do not result in any Change of Control.

       In addition, notwithstanding anything to the contrary set forth herein or in any of the other Loan Documents, (A) the issued and outstanding stock of the General Partner may be (I) transferred, on any one or more occasions, to any other Person that is wholly-owned and controlled, directly or indirectly, by Harborside or (II) pledged, on any one or more occasions, as collateral to secure the obligations under any credit facility (or other financing arrangement) now or hereafter entered into by Harborside with any institutional lender, (B) the partnership interests in the Guarantor may be (I) transferred, on any one or more occasions, to any other Person that is wholly-owned and controlled, directly or indirectly, by Harborside or (II) pledged, on any one or more occasions, as collateral to secure the obligations under any credit facility (or other financing arrangement) now or hereafter entered into by Harborside with any institutional lender, (C) the General Partner may merge into or with any other Person that is wholly-owned and controlled, directly or indirectly, by Harborside and (D) the Guarantor may merge into or with any other Person that is wholly-owed and controlled, directly or indirectly, by Harborside; provided, that (X) simultaneously with the consummation of any
            --------  ----
merger described in clause (d), the surviving entity (if such surviving entity is not the Guarantor) executes a guaranty of the Loan Obligations in form and substance substantially similar to the Guaranty, (Y) with respect to any merger described in clause (c) or (d), the Lender receives at least fifteen (15) days prior written notice of such merger and (Z) the Lender receives such assurances, estoppels, assumptions and confirmations that it reasonably requires with respect to such merger.

     7. Effective as of the consummation of the Merger, Sections 10 G and 10 H of the Loan Agreement are deleted in their entirety and are restated to thereafter read as follows:

     G. in the event that, without the prior written consent of the Lender, in each instance, which consent may be withheld by the Lender in its sole and absolute discretion:

          i. there shall be any change in the Person or Persons in control of any Lessee or any Manager (whether by operation of law or otherwise);

          ii. any of the shares of the issued and outstanding capital stock of the Borrowers or, subject to Section 6.18, the General Partner shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise);

          iii. subject to Section 6.18, any portion of the interest of any partner of the Guarantor in the Guarantor shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise); or

          iv.  any Change of Control occurs;

     H. the death, incapacity, liquidation, dissolution or termination of existence of any Borrower or, subject to Section 6.18, the merger of any member of the Borrowing Group with any other Person; provided, however,
                                                          --------  -------
     that notwithstanding the foregoing, a merger involving Harborside shall not constitute an Event of Default so long as (I) Harborside is the surviving entity of such merger and there is no material adverse change to the financial condition of Harborside as a result of or in connection with such merger, (II) no Change of Control occurs as a result of such merger, (III) the Lender receives at least fifteen (15) days prior written notice of such merger and (IV) the Lender receives such assurances, estoppels, assumptions and confirmations that it reasonably requires with respect to such merger;

     8. Effective as of the consummation of the Merger, the Loan Agreement is amended by deleting, in its entirety, the definition of Borrowers in EXHIBIT B
                                                                     ---------
and restating it to hereafter read as follows:

     BORROWERS:  Collectively, BAY TREE NURSING CENTER CORP., a Massachusetts
     ---------
corporation, COUNTRYSIDE CARE CENTER CORP., a Massachusetts corporation, SUNSET POINT NURSING CENTER CORP., a Massachusetts corporation and WEST BAY NURSING CENTER CORP., a Massachusetts corporation and their respective successors and assigns.

     9. Effective as of the consummation of the Merger, the Loan Agreement is amended by adding the following definition to EXHIBIT B immediately after the
                                              ---------
term "Casualty":

     CHANGE OF CONTROL:  The occurrence of any of the following events: (a) if,
     -----------------
at any time prior to an IPO, Investcorp or any of its Affiliates or Subsidiaries, any Person that is a member of the senior management of Harborside as of the date of the Second Amendment, or any entity the majority of the equity ownership interests of which is owned by such senior management of Harborside, shall cease to own, directly or indirectly, in the aggregate, at least 51% of the issued and outstanding voting stock of Harborside, free and clear of all Liens or (b) if, at any time after an IPO, any Person (other than Investcorp, any of its Affiliates or Subsidiaries, any Person that is a member of the senior management of Harborside as of the date of the Second Amendment, any entity the majority of the equity ownership interests of which is owned by such senior management of Harborside or any Person acting in the capacity of an underwriter), whether singly or in concert with one or more Persons, shall, directly or indirectly, have acquired, or acquire the power (i) to vote or direct the voting of 30% or more, on a fully diluted basis, of the outstanding common stock of Harborside or (ii) to elect or designate for election a majority of the Board of Directors of Harborside by voting power, contract or otherwise.

     For the purposes of this definition only, the term "Affiliate" shall mean, as to any Person, (a) any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any other Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in the foregoing clause (a). For purposes of the immediately preceding sentence, control of a Person shall mean the power, direct or indirect, (x) to vote 51% or more of the securities having ordinary voting power for the election of directors of such Person, whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, proxy or otherwise.

     10. Effective as of the consummation of the Merger, the Loan Agreement is amended by adding the following definition to EXHIBIT B immediately after the
                                              ---------
term "Interest Rate":

     INVESTCORP:  Investcorp S.A., a Luxembourg corporation
     ----------

     11. Effective as of the consummation of the Merger, the Loan Agreement is amended by adding the following definition to EXHIBIT B immediately after the
                                              ---------
term "Investment Subsidiary":

     IPO:  Any sale by Harborside through a public offering of its common (or
     ---
other voting) stock pursuant to an effective registration statement (other than a registration statement on Form S-4, S-8 or any successor or similar form) filed under the Securities Act of 1933, as amended.

     12. Effective as of the consummation of the Merger, the Loan Agreement is amended by adding the following definition to EXHIBIT B immediately after the
                                              ---------
term "Pledgors' Shares":

     PREPAYMENT DATE:  As defined in Section 3.6.
     ---------------

     13. Effective as of the consummation of the Merger, the Loan Agreement is amended by adding the following definition to EXHIBIT B immediately after the
                                              ---------
term "Retainage":

     SECOND AMENDMENT:  That certain Second Amendment to Loan Agreement, Consent
     ----------------
to Merger and Confirmation of Guaranties, dated as of July 31, 1998, by and among the Borrowers, the Guarantor, Harborside and the Lender.

     14. Effective as of the consummation of the Merger, the Loan Agreement is amended by deleting the following definitions in their entirety from EXHIBIT B:
                                                                     ---------
"Borrower Parties", "Monetary Default", "Monetary Default Prepayment Fee", "NatWest Markets", "New Business", "New Business Credit", "Non-Monetary Default", "Non-Monetary Default Prepayment Fee", "Partial Prepayment", "Partial Prepayment Revocation Fee", "Partial Release Fee", "Partial Release Notice", "Reduced Loan Amount", "Remaining Time", "Special Current Rate", "Special Prepayment", "Special Prepayment Date", "Special Prepayment Fee", "Special Prepayment Notice" and "Special Reduced Loan Amount".

     15. Each of the Borrowers hereby represent and warrant to the Lender that, except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of such Borrower's execution and delivery of this Agreement and the performance of its obligations under the Loan Agreement as amended hereby.

     16. This Agreement shall be deemed to amend the Loan Agreement solely as expressly set forth herein and the Loan Agreement as amended hereby remains in full force and effect and is hereby ratified and confirmed.

     This Agreement shall not be deemed to amend any of the other Loan Documents, each of which are hereby ratified, confirmed and reaffirmed and each of which remain in full force and effect notwithstanding and unaffected by this Amendment, except as may be otherwise expressly provided herein.

     17. By the execution hereof, the Guarantor hereby ratifies, confirms and reaffirms the Guaranty, which remains in full force and effect notwithstanding and unaffected by this Agreement, except as may be otherwise expressly provided herein.

     18. By the execution hereof, Harborside hereby ratifies, confirms and reaffirms the Harborside Guaranty, which remains in full force and effect notwithstanding and unaffected by this Agreement, except as may be otherwise expressly provided herein.

     19. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

     20. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     21. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument on the date first above-mentioned.


WITNESSES:                                   BORROWERS:
---------                                    ---------


                                             BAYTREE NURSING CENTER CORP., a
                                             Massachusetts corporation


/s/ Martin J. Damian Jr.                     By: /s/ William H. Stephan
------------------------------                   -------------------------------
Name: Martin J. Damian, Jr.                      Name:  William H. Stephan
                                                 Title: Treasurer

/s/ Kathryn Wellock
------------------------------
Name: Kathryn Wellock


WITNESSES:                                   COUNTRYSIDE CARE CENTER CORP., a
---------
                                             Massachusetts corporation


/s/ Martin J. Damian Jr.                     By: /s/ William H. Stephan
------------------------------                   -------------------------------
Name: Martin J. Damian, Jr.                      Name:  William H. Stephan
                                                 Title: Treasurer

/s/ Kathryn Wellock
------------------------------
Name: Kathryn Wellock


WITNESSES:                                   SUNSET POINT NURSING CENTER CORP.,
---------
                                             a Massachusetts corporation


/s/ Martin J. Damian Jr.                     By: /s/ William H. Stephan
------------------------------                   -------------------------------
Name: Martin J. Damian, Jr.                      Name:  William H. Stephan
                                                 Title: Treasurer

/s/ Kathryn Wellock
------------------------------
Name: Kathryn Wellock

WITNESSES:                                   WEST BAY NURSING CENTER CORP., a
---------
                                             Massachusetts corporation


/s/ Martin J. Damian Jr.                     By: /s/ William H. Stephan
------------------------------                   -------------------------------
Name: Martin J. Damian, Jr.                      Name:  William H. Stephan
                                                 Title: Treasurer

/s/ Kathryn Wellock
------------------------------
Name: Kathryn Wellock


WITNESSES:                                   GUARANTOR:
---------                                    ---------

                                             HARBORSIDE HEALTHCARE LIMITED
                                             PARTNERSHIP, a Massachusetts
                                             limited partnership

                                             By:  KHI CORPORATION, a Delaware
                                             corporation, its sole General
                                             Partner

/s/ Martin J. Damian Jr.                     By: /s/ William H. Stephan
------------------------------                   -------------------------------
Name: Martin J. Damian, Jr.                      Name:  William H. Stephan
                                                 Title: Treasurer

/s/ Kathryn Wellock
------------------------------
Name: Kathryn Wellock


WITNESSES:                                   HARBORSIDE:
---------                                    ----------


                                             HARBORSIDE HEALTHCARE CORPORATION,
                                             a Delaware corporation

/s/ Martin J. Damian Jr.                     By: /s/ William H. Stephan
------------------------------                   -------------------------------
Name: Martin J. Damian, Jr.                      Name:  William H. Stephan
                                                 Title: Senior Vice President
                                                        and Chief Financial
                                                        Officer

/s/ Kathryn Wellock
------------------------------
Name: Kathryn Wellock

WITNESSES:                                   LENDER:
---------                                    ------


                                             MEDITRUST MORTGAGE INVESTMENTS,
                                             INC., a Delaware corporation


/s/ Kim M. Priesing                          By: /s/ Michael F. Bushee
------------------------------                  --------------------------------
Name: Kim M. Priesing                          Name:  Michael F. Bushee
                                               Title: Chief Operating Officer

/s/ Richard W. Pomroy
------------------------------
Name: Richard W. Pomroy